SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                December 1, 2000

                             STILWELL FINANCIAL INC.

              (Exact name of company as specified in its charter)


            DELAWARE                    001-15253              43-1804048
-------------------------------  --------------------  -------------------------
  (State or other jurisdiction    (Commission file           (IRS Employer
        of incorporation)                number)         Identification Number)


         920 Main Street, 21st Floor, Kansas City, Missouri 64105
         --------------------------------------------------------
           (Address of principal executive offices) (Zip Code)


            Company's Telephone Number, including area code:

                            (816) 218 - 2400

                             Not Applicable

      (Former name or former address if changed since last report)


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Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.     Document
                 (99)            Additional Exhibits

                 99.1            News release issued by Stilwell Financial Inc.
                                 dated December 1, 2000 reporting ending assets under management as of November 30, 2000, average assets under management during the first two months of fourth quarter 2000 and average assets under management for the eleven months ended November 31, 2000, is attached hereto as Exhibit 99.1

Item 9.          Regulation FD Disclosure

Stilwell Financial Inc. ("Stilwell"; "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated December 1, 2000, that reports ending assets under management as of November 30, 2000, average assets under management during the first two months of fourth quarter 2000 and average assets under management for the eleven months ended November 30, 2000.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Stilwell Financial Inc.


DATE: December 1, 2000             BY:        /S/  DOUGLAS E. NICKERSON
                                     -------------------------------------------
                                                Douglas E. Nickerson
                                           Vice President and Controller
                                           (Principal Accounting Officer)